ACAP Strategic Fund
(the “Fund”)

SUPPLEMENT DATED OCTOBER 22, 2012 TO THE
FUND’S PROSPECTUS DATED FEBRUARY 29, 2012 (THE “PROSPECTUS”)

Capitalized terms used in this Supplement but not defined herein have the same meanings ascribed to them in the Prospectus.

Effective November 1, 2012, the fiscal year and tax year of the Fund will change from the twelve-month period ending October 31 to the twelve-month period ending September 30.  In accordance with this change and with the Fund's  fundamental policy of making repurchase offers every fiscal quarter, effective November 1, 2012, the Fund's quarterly repurchase offers will occur each December, March, June and September.  Accordingly, the subsections entitled "REPURCHASE OFFERS – Repurchases of Shares" and "REPURCHASE OFFERS – Fundamental Policies with Respect to Share Repurchases" are deleted and replaced with the following:

Repurchases of Shares

The Fund operates as an "interval fund" under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders.  As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding shares at their net asset value at regular intervals.  Currently, the Fund intends to offer to repurchase 25% of its outstanding shares as of or prior to the end of each fiscal quarter.  However, repurchase offers in excess of 5% of the Fund's outstanding shares for any particular fiscal quarter are entirely within the discretion of the Board and, as a result, there can be no assurance that the Fund would make repurchase offers for amounts in excess of 5% of the Fund's outstanding shares.  As a general matter, the percentage of outstanding shares that the Fund will offer to repurchase will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

Quarterly repurchase offers will occur each December, March, June and September.  The deadline by which the Fund must receive repurchase requests submitted by shareholders in response to each repurchase offer (the "repurchase request deadline") will be generally on or about the 18th day in the months of December, March, June and September or, if the 18th day is not a business day, on the next business day.  The date on which the repurchase price for shares is determined will be generally the last day of the month (the "repurchase pricing date"), but shall occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day).  The Fund does not charge a repurchase fee.  (See "Repurchase Offers --- Fundamental Policies with Respect to Share Repurchases.")  The Fund intends to fund repurchase offers by using cash on hand, and, to the extent necessary, liquidating portfolio securities, or by borrowing to finance the repurchases.

Prior to the commencement of any repurchase offer, the Fund sends a notification of the offer to shareholders via their brokers, dealers or other financial intermediaries. The notification specifies, among other things:

●	the percentage of shares that the Fund is offering to repurchase;

●	the date on which a shareholder's repurchase request is due (i.e., the repurchase request deadline);

●	the date that will be used to determine the Fund's net asset value applicable to the share repurchase (i.e., the repurchase pricing date);

●	the date by which shareholders will receive the proceeds from their share sales; and

●	the net asset value of the shares of the Fund no more than seven days prior to the date of the notification.

The Fund intends to send this notification approximately 30 days before the deadline for the repurchase request.  In no event will the notification be sent less than 21 or more than 42 days in advance of the repurchase request deadline.  A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

The repurchase request deadline will be strictly observed.  If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the repurchase request deadline, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that subsequent quarter.  Shareholders should advise their brokers, dealers or other financial intermediaries of their intentions in a timely manner.  Shareholders may withdraw or change their repurchase request at any point before the repurchase request deadline.

Fundamental Policies with Respect to Share Repurchases

The Board has adopted the following fundamental policies with respect to its share repurchases which may only be changed by the "vote of a majority of the outstanding voting securities" of the Fund (within the meaning of Section 2(a)(42) of the 1940 Act):

●	The Fund will make periodic share repurchase offers each fiscal quarter pursuant to Rule 23c-3(b) of the 1940 Act, as it may be amended from time to time;

●	The repurchase request deadlines will be generally on or about the 18th day on the last month of each fiscal quarter or, if the 18th day is not a business day, on the next business day; and

●	There will be a maximum 14 day period between each repurchase request deadline and the repurchase pricing date.

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Shareholders should retain this Supplement for future reference.